SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) April 18, 2002
                                                          --------------


                             DONALDSON COMPANY, INC.
                -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)




    Delaware                         1-7891                       41-0222640
-----------------            -----------------------         -------------------
 (State or Other            (Commission File Number)           (IRS Employer
   Jurisdiction                                              Identification No.)
of Incorporation)



                 1400 West 94th Street
                 Minneapolis, Minnesota                             55431
         ---------------------------------------                  ----------
         (Address of Principal Executive Offices)                 (Zip Code)


        Registrant's telephone number, including area code (952)887-3131
                                                           -------------

                                 Not Applicable
            ------------------------------------------------------------
            (Former Name or Former Address, if Changed Since Last Report)


Item 4. Changes in Registrant's Certifying Accountant.

On April 18, 2002, the board of directors (the "Board") of Donaldson Company, Inc. (the "Company"), at the recommendation of its audit committee, dismissed Arthur Andersen LLP ("Andersen") as the Company's independent public accountants and engaged PricewaterhouseCoopers LLP ("PWC") to serve as the Company's independent public accountants for fiscal year 2002.

Andersen's reports on the Company's consolidated financial statements for each of the years ended July 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended July 31, 2001 and 2000 and through April 18, 2002, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Andersen's satisfaction, would have caused them to make reference to the subject matter of the disagreements in connection with their report on the Company's consolidated financial statements for such years; and there were no "reportable events," as such term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of Andersen's letter, dated April 18, 2002 and addressed to the Securities and Exchange Commission, stating its agreement with the statements contained in such disclosures.

During the years ended July 31, 2001 and 2000 and through the date of the Board's decision to engage PWC, the Company did not consult PWC with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (c) Exhibits.

            16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission, dated April 18, 2002


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                DONALDSON COMPANY, INC.

                                                By:    /s/ William M. Cook
                                                       -------------------------
                                                Name:  William M. Cook
                                                Title: Senior Vice President and
                                                       Chief Financial Officer


Date: April 18, 2002


                                  EXHIBIT INDEX


Exhibit
Number               Description

  16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission, dated April 18, 2002